Exhibit 10.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FIRST AMENDMENT

This First Amendment is entered into this 19th day of June 2013 (the “Effective Date”) and amends the License Agreement dated June 20, 2011 by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139, U.S.A. (hereinafter referred to as “M.I.T.”) and Mevion Medical Systems, Inc., a Delaware corporation having its principal office at 300 Foster Street, Littleton, MA 01460 (hereinafter referred to as “COMPANY”).

WHEREAS M.I.T. and COMPANY entered into a Patent License Agreement with Effective Date of June 20, 2011 relating to M.I.T. Case Nos. [***] (the “Patent License Agreement”);

WHEREAS, M.I.T. and COMPANY wish to modify the Patent License Agreement to include M.I.T. Case No [***];

NOW, THEREFORE in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

APPENDIX A, which identifies the PATENT RIGHTS licensed under the Patent License Agreement, shall be deleted in its entirety and replaced with the attached Appendix A:

1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX A

List of Patent Applications and Patents

[***][***Two pages redacted***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties have duly executed this Amendment the day and year set forth below.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		MEVION MEDICAL SYSTEMS, INC.

By:	/s/ John H. Turner, Jr.	By:	/s/ Joseph Jachinowski
Name:	John H. Turner, Jr.	Name:	Joseph Jachinowski
Title:	Associate Director, Technology Licensing Office	Title:	CEO & President
Date	October 29, 2013	Date	October 22, 2013

3